                                                                    Exhibit 10.2

                        AGREEMENT AND TERMS OF WARRANTS

     1.  Definitions.  As used herein:
         -----------

         (a) "Common Stock" shall mean the Common Stock, no par value per
              ------------
share, of the Company, whether now or hereafter authorized, holders of which have the right to participate in the distribution of earnings and assets of the Company without limit as to the amount or percentage.

         (b) "Company" shall mean Communications Systems International, Inc., a
              -------
Colorado corporation.

         (c) "Convertible Promissory Notes" shall mean the 10% Convertible
              ----------------------------
Promissory Notes given by the Company as Maker dated as of ______________, 1996.

         (d) "Corporate Office" shall mean the principal office of the Company,
              ----------------
which is presently located at 8 South Nevada Avenue, Suite 101, Colorado Springs, Colorado 80903.

         (e) "Exercise Date" shall mean the date of surrender for exercise of
              -------------
any Warrant Certificate, provided the exercise form on the back of the Warrant Certificate, or a form substantially similar thereto has been completed in full by the Warrant Holder or a duly appointed attorney and the Warrant Certificate is accompanied by payment in full of the Exercise Price.

         (f) "Exercise Period" shall mean the period commencing on the date the
              ---------------
Warrants are issued and extending to and through the Expiration Date.

         (g) "Exercise Price" shall mean a purchase price of $_______ per share
              --------------
of Common Stock; provided, however, that in the event the Company reduces the Exercise Price in accordance with Section 8(h) hereof, the Exercise Price shall be as established by the Company in accordance with such Section.

         (h) "Expiration Date" shall mean 5:00 p.m. Colorado Springs, Colorado
              ---------------
time on the earlier of (i)_____________, 1998, or (ii) the date on which the Company prepays the Convertible Promissory Notes pursuant to the terms of
Section 5 thereof, or (iii) the date on which the Company repays the Warrant Holder's Convertible Promissory Note pursuant to the terms of Section 8 thereof; provided, however, if such date shall be a holiday or a day on which banks are authorized to close in the State of Colorado, the Expiration Date shall mean 5:00 p.m. Colorado Springs, Colorado time on the next following day which in the State of Colorado is not a holiday or a day on which banks are authorized to close.

          (i) "Subsidiary" shall mean any corporation of which shares having
               ----------
ordinary voting power to elect a majority of the Board of Directors of such corporation (regardless of whether the shares of any other class or classes of such corporation shall have or may have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company or one or more Subsidiaries of the Company.

          (j) "Warrant" or the "Warrants" shall mean up to 15,000 warrants which
               -------          --------
shall be issued pursuant to the terms of the Convertible Promissory Notes and which may be exercised for Warrant Shares.

          (k) "Warrant Certificate" shall mean the Warrant Certificate
               -------------------
substantially in the form of Attachment 1 hereto with such changes as may be provided for in this Agreement.

          (l) "Warrant Holder" shall mean the person in whose name any Warrant
               --------------
Certificate shall be registered on the books maintained by the Company pursuant to Section 6 of this Agreement.

          (m) "Warrant Shares" shall mean and include up to 15,000 authorized
               --------------
and unissued shares of Common Stock reserved for issuance on exercise of the Warrants, and unless otherwise noted, shall include any additional shares of Common Stock or other property which may hereafter be issuable or deliverable on exercise of the Warrants pursuant to Section 8 of this Agreement.

      2.  Warrants and Issuance of Warrant Certificates.
          ---------------------------------------------

          (a) One Warrant shall initially entitle the Warrant Holder to purchase one share of Common Stock on exercise thereof, subject to modification and adjustment as hereinafter provided in Section 8. Warrant Certificates representing 15,000 Warrants and evidencing the right to purchase an aggregate of 15,000 shares of Common Stock of the Company shall be executed by the proper officers of the Company. The Company shall deliver Warrant Certificates in required whole number denominations to the person entitled thereto in connection with any transfer or exchange permitted under this Agreement.

          (b) Except as provided in Section 7 hereof, share certificates representing the Warrant Shares shall be issued only on or after the Exercise Date upon exercise of the Warrants or upon transfer or exchange of the Warrant Shares following exercise of the Warrants.

      3.  Form and Execution of Warrant Certificates.
          ------------------------------------------

          (a) The Warrant Certificates shall be substantially in the form attached hereto as Exhibit A and may have such letters, numbers or other marks
                   ---------
of identification and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement. The Warrant Certificates shall be dated as of the date of issuance, whether on initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen or destroyed Warrant Certificates.

          (b) The Warrant Certificates shall be executed on behalf of the Company by its President and Secretary, by manual signatures or by facsimile signatures printed thereon, and shall have imprinted thereon a facsimile of the Company's seal.

      4.  Exercise.
          --------

          (a) The Warrants will become exercisable on their issuance. The exercise of the Warrants in accordance with this Agreement shall only be permitted during the Exercise Period. Warrants shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date. The exercise form shall be executed by the Warrant Holder thereof or his attorney duly authorized in writing and shall be delivered together with payment to the Company, in cash or by official bank or certified check, of an amount in lawful money of the United States of America to the order of the Company in an amount equal to the aggregate Exercise Price.

          (b) The Company shall not be obligated to issue any fractional share interests in Warrant Shares. If Warrants represented by more than one Warrant Certificate shall be exercised at one time by the same Warrant Holder, the number of full Warrant Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full Warrant Shares issuable on such exercise.

          (c) The person entitled to receive the number of Warrant Shares deliverable on such exercise shall be treated for all purposes as the Warrant Holder as of the close of business on the Exercise Date. As soon as practicable on or after the Exercise Date and in any event within 30 days after such date, the Company shall issue and deliver to the person or persons entitled to receive the same, a certificate or certificates for the number of Warrant Shares deliverable on such exercise. No adjustment shall be made in respect of cash dividends, if any, on Warrant Shares deliverable on exercise of any Warrant. Following the determination by the Company that collected funds have been received, the Company shall issue share certificates representing the number of Warrant Shares purchased by the Warrant Holder.

          No issuance of Warrant Shares shall be made unless there is an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and registration or qualification of the Warrant Shares, or an exemption therefrom has been obtained from state or other regulatory authorities in the jurisdiction in which such Warrant Shares are sold. The Company is authorized to refuse to honor the exercise of any Warrant if such exercise would result, in the opinion of the Company upon advice of counsel, in the violation of any law.

      5.  Reservation of Shares and Payment of Taxes.
          ------------------------------------------

          (a) The Company covenants that it will at all times reserve and have available from its authorized shares of Common Stock such number of shares of Common Stock as shall then be issuable on exercise of all outstanding Warrants. The Company covenants that all Warrant Shares issuable shall be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof.

          (b) The Warrant Holder shall pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect to the issuance of the Warrants, or the issuance, transfer or delivery of any Warrant Shares on exercise of the Warrants. In the event the Warrant Shares are to be delivered in a name other than the name of the Warrant Holder, no such delivery shall be made unless the person requesting the same has paid to the Company the amount of any such taxes or charges incident thereto.

      6.  Registration of Transfer.
          ------------------------

          (a) The Warrant Certificates may be transferred in whole or in part but only with the prior consent of the Company and only in compliance with applicable law, including applicable federal and state securities laws. Warrant Certificates to be exchanged shall be surrendered to the Company at its Corporate Office. The Company shall execute, issue and deliver in exchange therefor, the Warrant Certificate or Certificates which the holder making the transfer shall be entitled to receive and the Company shall promptly cancel the surrendered Warrant Certificate.

          (b) The Company shall keep at its Corporate Office books for registration of ownership and transfer of Warrant Certificates on which Warrant Certificates and the transfer thereof shall be registered. Such books shall show the names and addresses of the respective holders of the Warrant Certificates and the number of Warrants evidenced by each such Warrant Certificate. All Warrant Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company. The Company may require payment of a sum by the Warrant Holder sufficient to cover any tax or other governmental charge that may be imposed in connection with the transfer of Warrant Certificates. On due presentment for registration of transfer of any Warrant Certificate at such office, the Company shall execute, issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants.

          (c) Prior to due presentment for registration of transfer thereof, the Company may treat the Warrant Holder as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company) and the parties hereto shall not be affected by any notice to the contrary.

      7.  Loss or Mutilation.  On receipt by the Company of evidence
          ------------------
satisfactory as to the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate, the Company shall execute and deliver in lieu thereof, a new Warrant Certificate representing an equal aggregate number of Warrants. In the case of loss, theft or destruction of any Warrant Certificate, the Warrant Holder requesting issuance of a new Warrant Certificate shall be required to secure an indemnity bond in favor of the Company in an amount satisfactory to each of them. In the event a Warrant Certificate is mutilated, such Warrant Certificate shall be surrendered and canceled by the Company prior to delivery of a new Warrant Certificate. Applicants for a substitute Warrant Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

      8.  Adjustment of Exercise Price and Shares.
          ---------------------------------------

          (a) If any time prior to the expiration of the Warrants by their terms or by exercise of the Warrants, the Company increases or decreases the number of its issued and outstanding shares of Common Stock, or changes in any way the rights and privileges of such shares of Common Stock, by means of (i) the payment of a share dividend or the making of any other distribution on such shares of Common Stock payable in its shares of Common Stock, (ii) a split or subdivision of shares of Common Stock, or (iii) a consolidation or combination of shares of Common Stock, then the Exercise Price in effect at the time of such action and the number of Warrants required to purchase each Warrant Share at that time shall be proportionately adjusted so that the numbers of rights and privileges relating to the Warrant Shares then purchasable upon the exercise of the Warrants shall be increased, decreased or changed in like manner, for the same aggregate purchase price set forth in the Warrants, as if the Warrant Shares purchasable upon the exercise of the Warrants immediately prior to the event had been issued, outstanding, fully paid and nonassessable at the time of such event. Any dividend paid or distributed on the shares of Common Stock in shares of any other class of the Company or securities convertible into shares of Common Stock shall be treated as a dividend paid in shares of Common Stock to the extent shares of Common Stock are issuable on the payment or conversion thereof. Any adjustment made pursuant to this Section 8(a) shall, in the case of a stock dividend or distribution, become effective as of the record date therefor and, in the case of a split, subdivision, consolidation or combination, be made as of the effective date thereof.

          (b) If, prior to the expiration of the Warrants by exercise or by their terms, the Company shall be recapitalized by reclassifying its outstanding shares of Common Stock into shares with a par value or in the event of any other material change of the capital structure of the Company or of any successor corporation by reason of any reclassification, equitable, lawful and adequate provision shall be made whereby any Warrant Holder shall thereafter have the right to purchase, on the basis and the terms and conditions specified in this Agreement, in lieu of the Warrant Shares theretofore purchasable on the exercise of any Warrant, such securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares theretofore purchasable on exercise of the Warrants had such reclassification, recapitalization or conveyance not taken place; and in any such event, the rights of any Warrant Holder to any adjustment in the number of Warrant Shares purchasable on exercise of such Warrant, as set forth above, shall continue to be preserved in respect of any stock, securities or assets which the Warrant Holder becomes entitled to purchase.

          (c) In the event the Company, at any time while the Warrants shall remain unexpired and unexercised, shall sell all or substantially all of its property, or dissolves, liquidates or winds up its affairs, prompt, proportionate, equitable, lawful and adequate provision shall be made as part of the terms of such sale, dissolution, liquidation or winding up such that the Warrant Holder may thereafter receive, on exercise thereof, in lieu of each Warrant Shares which he would have been entitled to receive, the same kind and amount of any stock, securities or assets as may be issuable, distributable or payable on any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock; provided, however, that in the event of any such sale, dissolution, liquidation or winding up, the right to exercise the Warrants shall terminate on a date fixed by the Company, such date to be not earlier than 5:00 p.m. Colorado Springs, Colorado time on the 45th day next succeeding the date on which notice of such termination of the right to exercise the Warrants has been given by mail to the Warrant Holders thereof at such addresses as may appear on the books of the Company.

          (d) On exercise of the Warrants by the Warrant Holders, the Company shall not be required to deliver fractions of shares of Common Stock; provided, however, that the Company shall purchase such fraction for an amount in cash equal to the current value of such fraction computed on the basis of the average bid price on the trading day immediately preceding the day upon which such Warrant Certificate was surrendered for exercise in accordance with Section 4 hereof. By accepting a Warrant Certificate, the holder thereof expressly waives the right to receive a Warrant Certificate evidencing any fraction of a Warrant or to receive any fractional share of securities upon exercise of a Warrant, except as expressly provided in this Section 8(d).

          (e) If, prior to expiration of the Warrants by exercise or by their terms, the Company shall determine to take a record of the holders of its shares of Common Stock for the purpose of determining shareholders entitled to receive any stock dividend, distribution or other right which will cause any change or adjustment in the number, amount, price or nature of the shares of Common Stock or other stock, securities or assets deliverable on exercise of the

Warrants pursuant to the foregoing provisions, the Company shall give to the Warrant Holders at the addresses as may appear on the books of the Company at least 20 days' prior written notice to the effect that it intends to take such a record. Such notice shall specify the date as of which such record is to be taken; the purpose for which such record is to be taken; and the number, amount, price and nature of the shares of Common Stock or other stock, securities or assets which will be deliverable on Warrant Shares following exercise of the Warrants, if such exercise occurs prior to the record date for such action. Without limiting the obligation of the Company to provide notice to the Warrant Holders of any corporate action hereunder, failure of the Company to give notice shall not invalidate such corporate action of the Company.

          (f) The Warrants shall not entitle the Warrant Holder to any of the rights of shareholders or to any dividend declared on the shares of Common Stock unless the Warrant is exercised and the Warrant Shares purchased prior to the record date fixed by the Board of Directors of the Company for the determination of holders of shares of Common Stock entitled to such dividend or other right.

          (g) Except as provided in Section 8(a) above, no adjustment of the Exercise Price shall be made as a result of or in connection with the issuance of shares of Common Stock.

          (h) The Company shall be empowered, in the sole and unconditional discretion of the Board of Directors, at any time during the Exercise Period, to reduce the applicable Exercise Price of the Warrants. Any such reduction in the applicable Exercise Price shall only be effective on 10 days' written notice to the Warrant Holders, which notice shall be given pursuant to a duly and validly authorized resolution of the Board of Directors of the Company. Any such reduction in the Exercise Price shall not entitle the Warrant Holders to issuance of any additional shares of Common Stock pursuant to the adjustment provisions set forth elsewhere herein, regardless of whether the reduction in the Exercise Price was effected either prior to or following exercise of Warrants by the Warrant Holders. A nonexercising Warrant Holder shall have no remedy or rights to receive any additional Warrant Shares as a result of any reduction in any applicable Exercise Price pursuant to this subsection.

          (i) Before taking any action that would cause an adjustment pursuant to this Section 8 reducing the Exercise Price required to purchase one share of Common Stock below the then par value (if any) of a share of such Common Stock, the Company will use its best efforts to take any corporate action which, in the opinion of its counsel, may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock.

     9.   Modification of Agreement.  The Company may by supplemental agreement
          -------------------------
make any changes or corrections in this Agreement it shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or mistake or error herein contained. Additionally, the Company may make any changes or corrections deemed necessary which shall not adversely affect the interests of the Warrant Holders; provided, however, this Agreement shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Warrant Holders who hold not less than a majority of the Warrants outstanding and provided further that no such amendment shall accelerate the Warrant Expiration Date or increase the Exercise Price without the approval of all the holders of all outstanding Warrants.

     10.  Notices.  All notices, demands, claims, elections, opinions, requests
          -------
or other communications hereunder (however characterized or described) shall be in writing and shall be deemed duly given or made if (and then two business days after) sent by registered or certified mail, return receipt requested, postage prepaid and addressed to, in the case of the Company:

          Communications Systems International, Inc.
          8 South Nevada Avenue, Suite 101
          Colorado Springs, Colorado 80903
          Attention:  ________________________

and if the Warrant Holder, at the address of the Company as set forth on the books maintained by the Company.

          The Company may send any notice, demand, claim, election, opinion, request or communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, demand, claim, election, opinion, request or other communication shall be deemed to have been duly given or made unless and until it actually is received by the intended recipient. The Company may change the address to which notices, demands, claims, elections, opinions, requests and other communications hereunder are to be delivered by giving the Warrant Holders notice in the manner herein set forth.

     11.  Persons Benefiting.  This Agreement shall be binding upon and inure to
          ------------------
the benefit of the Company and its respective successors and assigns and the Warrants Holders. Nothing in this Agreement is intended or shall be construed to confer on any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation.

     12.  Severability.  If any term contained herein shall be held, declared or
          ------------
pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other term, which shall otherwise remain in full force and effect, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

     13.  Termination.  This Agreement shall terminate as of the close of
          -----------
business on the Expiration Date, or such earlier date upon which all Warrants shall have been exercised.

     14.  Governing Law.  These terms and each Warrant Certificate issued
          -------------
hereunder shall be deemed to be a contract under the laws of the State of Colorado and for all purposes shall be construed in accordance with the laws of said state without giving effect to conflicts of laws provisions of such state.

     15.  Agreement Available to Warrant Holders.  A copy of these terms shall
          --------------------------------------
be available at all reasonable times at the office of the Company for inspection by any Warrant Holder. As a condition of such inspection, the Company may require any Warrant Holder to submit a Warrant Certificate held of record for inspection.

                                 ATTACHMENT 1

                         [FORM OF WARRANT CERTIFICATE]


     The Warrants evidenced by this certificate were issued in connection with a Convertible Promissory Note dated as of ____________, 1996 given by the Company as Maker to the Warrant Holder ("Warrant"). One Warrant entitles the Warrant
Holder to purchase one share of Common Stock.   The Warrants may only be
exercised when either (a) a current registration statement under the Securities Act of 1993, as amended, is effective or (b) an exemption from such registration is available to the Company, in either case, without undue expense or hardship. Additionally, Warrants are only exercisable when such exercise, and the issuance of the underlying Common Stock, can be effected in compliance with applicable state Blue Sky laws. The Company will be under no obligation whatsoever to take any steps in states other than California to allow Warrants to be exercised.



W-____________________                                    _____________ Warrants


                              WARRANT CERTIFICATE


     This Warrant Certificate certifies that _________ or registered assigns (the "Warrant Holder"), is the registered owner of the above-indicated number of Warrants ("Warrants") expiring at 5:00 p.m., Colorado Springs, Colorado local time, on _____________, 1998 (as extended or accelerated pursuant to the Agreement and Terms of Warrants (the "Warrant Terms"), the "Expiration Date"). One Warrant entitles the Warrant Holder to purchase from Communications Systems International, Inc., a Colorado corporation (the "Company"), at any time before the Expiration Date, one fully paid and non-assessable share of Common Stock of the Company at a purchase price of $_______ per share (the "Exercise Price") in lawful money of the United States of America for one Warrant represented hereby upon surrender of this Warrant Certificate, with the exercise form hereon duly completed and executed, with payment of the Exercise Price at the principal office of the Company, but only subject to the conditions set forth herein and in the Agreement and Terms of Warrants. The Exercise Price, the number of shares purchasable upon exercise of each Warrant, the number of Warrants outstanding and the Expiration Date are subject to adjustments upon the occurrence of certain events set forth in the Warrant Terms. Reference is hereby made to the other provisions of this Warrant Certificate and the provisions of the Warrant Terms, all of which are hereby incorporated by reference herein and made a part of this Warrant Certificate and which shall for all purposes have the same effect as though fully set forth at this place.

     Upon due presentment for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants, subject to any adjustments made in accordance with the

                                Attachment 1-1

Warrant Terms, shall be issued to the transferee in exchange of this Warrant Certificate, subject to the limitations provided in the Warrant Terms entered into between the Company and the original holder of the Warrant regarding restrictions on transfer and, upon payment of the transfer fee and any tax or other governmental charge imposed in connection with such transfer.

     The Warrant Holder of the Warrants evidenced by this Warrant Certificate may exercise all or any whole number of such Warrants in the manner stated hereon and in the Warrant Terms. The Exercise Price shall be payable in lawful money of the United Sates of America in cash or by certified or cashier's check or bank draft payable to the order of the Company. Upon any exercise of any Warrants evidenced by this Warrant Certificate in an amount less than the number of Warrants so evidenced, there shall be issued to the Warrant Holder a new Warrant Certificate evidencing the number of Warrants not so exercised. No adjustment shall be made for any dividends on any shares issued upon exercise of this Warrant.

     No Warrant may be exercised after 5:00 p.m. Colorado Springs, Colorado, local time, on the Warrant Expiration Date (as defined in the Warrant Terms), and any Warrant not exercised by such time shall become void.

          COPIES OF THE WARRANT TERMS, WHICH DEFINE THE RIGHTS, RESPONSIBILITIES AND OBLIGATIONS OF THE COMPANY AND THE WARRANT HOLDERS ARE ON FILE WITH THE COMPANY. ANY WARRANT HOLDER MAY OBTAIN A COPY OF THE WARRANT TERMS, FREE OF CHARGE, BY A REQUEST TO THE PRINCIPAL OFFICES OF THE COMPANY, ATTENTION: SECRETARY.

     This Warrant Certificate, when surrendered to the Company at its principal office by the Warrant Holder, in person or by attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Terms, without payment of a charge, except for any tax or other governmental charge impose in connection with such exchange, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing a like number of Warrants, subject to any adjustments made in accordance with the Warrant Terms.

     The Company may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for all purposes and the Company shall not be affected by any notice to the contrary. No Warrant Holder, as such, shall have any rights of a shareholder of the Company, either at law or in equity, and the rights of the Warrant Holder, as such, are limited to those rights expressly provided in the Warrant Terms and in the Warrant Certificates.

                                Attachment 1-2

     The Company shall not be required to issue fractions of warrants upon any such adjustment or to issue fractions of shares upon the exercise of any Warrants after any such adjustment, but the Company, in lieu of issuing any such fractional interest, shall pay an amount in cash equal to such fraction times the current market value of one share, determined in accordance with the Warrant Terms.

     Unless the amendment is able to be effected by the Company in accordance with the Warrant Terms, the Warrant Terms are subject to amendment upon the approval of holders of not less than a majority of the outstanding Warrants, except that no such amendment shall accelerate the Warrant Expiration Date or increase the Exercise Price without the approval of all the holders of all outstanding Warrants. A copy of the Warrant Terms shall be available at all reasonable times at the principal office of the Company for inspection by any Warrant Holder. As a condition of such inspection, the Company may require any Warrant Holder to submit his Warrant Certificate for inspection.

     IMPORTANT:  The Warrants represented by this Certificate may not be
     ---------
exercised by a Warrant Holder unless at the time of exercise the underlying shares of Common Stock are qualified for sale, by registration or otherwise, in the state where the Warrant Holder resides or unless the issuance of the shares of Common Stock would be exempt under the applicable state securities laws. Further, a registration statement under the Securities Act of 1933, as amended, covering the exercise of the Warrants must be in effect and current at the time of exercise unless the issuance of shares of Common Stock upon any exercise is exempt from the registration requirements of the Securities Act of 1933, as amended. Notwithstanding the provisions hereof, unless such registration statement and qualification are in effect and current at the time of exercise, or unless exemptions are available, the Company may decline to permit the exercise of the Warrants and the holder hereof would then only have the choice of either attempting to sell the Warrants, if a market existed therefor, or letting the Warrants expire.

     The certificates representing the shares of Common Stock to be received by the Warrant Holder upon any exercise of the Warrants shall bear a restrictive legend substantially as follows:

          The shares represented by this Certificate may only be transferred by operation of law or with the prior written consent of the Company.
          The shares represented by this Certificate are also subject to restrictions on transfer under the Securities Act of 1933, as amended, and state securities laws, and may not be offered for sale, sold, assigned, transferred, pledged or otherwise disposed of unless registered and qualified under all applicable securities laws or unless an exemption exists and can be satisfied by the transferor, the availability of which is to be established by an opinion of

                                Attachment 1-3
          counsel (which opinion and counsel shall both be reasonably satisfactory to the Company). The Company is under no obligation to register or qualify the shares which this Certificate represents under any applicable securities laws.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its President and by its Secretary, each by a facsimile of said officers' signatures, and has caused a facsimile of its corporate sale to be imprinted hereon.



Dated: _____________________                 COMMUNICATIONS SYSTEMS
                                             INTERNATIONAL, INC.


By: ________________________                 By: __________________________
    ____________, Secretary                      Robert A. Spade, President


                                Attachment 1-4